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            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-4 of the Polaris Choice IV Variable Annuity for Variable Separate Account of SunAmerica Annuity and Life Assurance Company of our report dated April 27, 2011 relating to the consolidated financial statements of SunAmerica Annuity and Life Assurance Company at December 31, 2010 and 2009 and for each of the three years in the period ended December 31, 2010. We also consent to the incorporation by reference in such Registration Statement of our report dated April 27, 2011 relating to the statements of assets and liabilities, including the schedules of portfolio investments, of Variable Separate Account at December 31, 2010, the related statements of operations for the periods indicated in the year then ended, and the related statements of changes in net assets for the periods indicated in each of the two years in the period then ended. We also consent to the incorporation by reference in such Registration Statement of our report dated February 24, 2011 relating to the financial statements, financial statement schedules and the effectiveness of internal control over financial reporting, which report appears in the Annual Report on Form 10-K dated February 24, 2011 of American International Group, Inc. We also consent to the reference to us under the heading "Financial Statements" in such Registration Statement.



/s/ PricewaterhouseCoopers LLP
Los Angeles, California
January 19, 2012